The Royce Fund
Royce Select Fund
Supplement to Prospectus dated May 1, 2004

The following information replaces the Fees and Expenses of the Fund section on page 19 of the prospectus for Royce Select Fund.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Early redemption fee	None
On purchases held for six months or more	None
On purchases held for less than six months	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Performance fees*	2.69%
Distribution (12b-1) fees	None
Other expenses	None
Total Annual Fund Operating Expenses	2.69%

*Based on 12.5% of the Fund's pre-fee high watermarked return of 21.5% in 2003. Actual performance fees will depend on the Fund's future returns. Other expenses are shown as "none" because Royce is responsible for paying them.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 21.5% return for the first year and a 5% pre-fee return for each subsequent year. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$532	$449	$618	$1,110

You would pay the following expenses if you did not redeeem your shares:
1 Year	3 Years	5 Years	10 Years
$294	$449	$618	$1,110

June 7, 2004